UBS [GRAPHIC OMITTED][GRAPHIC OMITTED]

Date:                               29 September 2006

To:                                 Deutsche Bank Trust Company Americas, not in its individual capacity but solely as
                                    Trustee for the benefit of the RALI Series 2006-QO7 Trust ("Counterparty")

Attention:                          Trust Administration - RALI Series 2006-QO7 Trust

From:                               UBS AG, London Branch ("UBS AG")

Subject:                            Interest Rate Floor Transaction
                                    UBS AG REF: 37468819

Ladies and Gentlemen:

The purpose of this  communication  is to confirm the terms and  conditions of the  Transaction  entered into between RALI
Series 2006-QO7 Trust acting through Deutsche Bank Trust Company  Americas,  not in its individual  capacity but solely as
Trustee for the benefit of the RALI Series 2006-QO7 Trust,  and UBS AG, London Branch,  on the Trade Date specified below.
 This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives
Association, Inc., are incorporated into this Confirmation. Any reference to a "Swap Transaction" in the 2000 ISDA
Definitions is deemed to be a reference to a "Transaction" for purposes of this Confirmation, and any reference to a
"Transaction" in this Confirmation is deemed to be a reference to a "Swap Transaction" for purposes of the 2000 ISDA
Definitions.In the event of any inconsistency between any of the definitions listed above and this Confirmation, this
Confirmation will govern.

Other capitalized terms used herein (but not otherwise  defined) shall have the meanings  specified in that certain Series
Supplement,  dated as of September 1, 2006,  to the Standard  Terms of the Pooling and  Servicing  Agreement,  dated as of
March 1, 2006 (the "Pooling and Servicing Agreement"),  among Residential Accredit Loans, Inc., as depositor,  Residential
Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

If you and we are  parties  to a master  agreement  that  governs  transactions  of this type in the form of the 1992 ISDA
Master Agreement  (Multicurrency-Cross  Border) (the "ISDA Form"), then this Confirmation will supplement, form a part of, and be  subject  to that ISDA  Form.  If you and we are not  parties to such an ISDA Form , then you and we will be deemed to have entered into an ISDA Form without any Schedule,  except for the elections and  modifications  that are provided in this  Confirmation.  Upon the execution by you and us of this  Confirmation,  such  Confirmation  will supplement,  form a part of and be  subject to and  governed  by the ISDA  Form,  except as  expressly  modified  herein.  In the event of any inconsistency  between the  provisions  of the ISDA Form and this  Confirmation,  this  Confirmation  will prevail for the purposes  of  this  Transaction.  For the  avoidance  of  doubt,  the  Transaction  described  herein  shall  be the  sole
Transaction governed by such ISDA Form.

The terms of the particular Interest Rate Floor Corridor Transaction to which this Confirmation relates are as follows:

A. GENERAL TERMS

Trade Date:                                  29 September 2006

Effective Date                               25 June 2007

Termination Date:                            25 February 2009, subject to adjustment in accordance with the Following
                                             Business Day Convention.

Notional Amount:                             Initially USD 1,434,031,000.00, amortizing as per the Amortization
                                             Schedule below

AMORTIZATION SCHEDULE:
-------------------------------------------------------------------------------------------------------------
PERIOD FROM AND INCLUDING:        PERIOD UP TO BUT EXCLUDING:      NOTIONAL AMOUNT (USD)
-------------------------------------------------------------------------------------------------------------
          Effective Date                      7/25/2007                          1,434,031,000
-------------------------------------------------------------------------------------------------------------
            7/25/2007                         8/25/2007                          1,408,247,000
-------------------------------------------------------------------------------------------------------------
            8/25/2007                         9/25/2007                          1,379,942,000
-------------------------------------------------------------------------------------------------------------
            9/25/2007                        10/25/2007                          1,345,837,000
-------------------------------------------------------------------------------------------------------------
            10/25/2007                       11/25/2007                          1,312,914,000
-------------------------------------------------------------------------------------------------------------
            11/25/2007                       12/25/2007                          1,277,795,000
-------------------------------------------------------------------------------------------------------------
            12/25/2007                        1/25/2008                          1,240,562,000
-------------------------------------------------------------------------------------------------------------
            1/25/2008                         2/25/2008                          1,201,482,000
-------------------------------------------------------------------------------------------------------------
            2/25/2008                         3/25/2008                          1,160,917,000
-------------------------------------------------------------------------------------------------------------
            3/25/2008                         4/25/2008                          1,115,632,000
-------------------------------------------------------------------------------------------------------------
            4/25/2008                         5/25/2008                          1,077,057,000
-------------------------------------------------------------------------------------------------------------
            5/25/2008                         6/25/2008                          1,039,777,000
-------------------------------------------------------------------------------------------------------------
            6/25/2008                         7/25/2008                          1,003,796,000
-------------------------------------------------------------------------------------------------------------
            7/25/2008                         8/25/2008                           969,068,000
-------------------------------------------------------------------------------------------------------------
            8/25/2008                         9/25/2008                           935,552,000
-------------------------------------------------------------------------------------------------------------
            9/25/2008                        10/25/2008                           897,764,000
-------------------------------------------------------------------------------------------------------------
            10/25/2008                       11/25/2008                           866,879,000
-------------------------------------------------------------------------------------------------------------
            11/25/2008                       12/25/2008                           837,067,000
-------------------------------------------------------------------------------------------------------------
            12/25/2008                        1/25/2009                           808,246,000
-------------------------------------------------------------------------------------------------------------
            1/25/2009                     Termination Date                        780,455,000
-------------------------------------------------------------------------------------------------------------

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Following Business Day Convention.

Seller of the Floor:                          UBS AG

Buyer of the Floor:                           Counterparty

Calculation Agent:                            UBS AG

Business Days:                                New York

Broker:                                       None

FIXED AMOUNTS

Fixed Rate Payer:                             Counterparty

Fixed Amount:                                USD 1,188,000

Fixed Rate Payer Payment Date:               29 September 2006

Business Day Convention:                     Not Applicable

FLOATING AMOUNTS

Floating Rate Payer:                          UBS AG

Floor Rate:                                  As per the Floor Rate Schedule A Below

----------------------------------------- ------------------------------------- ---------------------------------------
FLOOR RATE SCHEDULE A:

PERIOD START DATE (FROM AND INCLUDING):       PERIOD END DATE (UP TO BUT           FLOOR RATE (PERCENT PER ANNUM):
                                                      EXCLUDING):
----------------------------------------- ------------------------------------- ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------
             Effective Date                           7/25/2007                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               7/25/2007                              8/25/2007                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               8/25/2007                              9/25/2007                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               9/25/2007                              10/25/2007                               4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               10/25/2007                             11/25/2007                               4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               11/25/2007                             12/25/2007                               4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               12/25/2007                             1/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               1/25/2008                              2/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               2/25/2008                              3/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               3/25/2008                              4/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               4/25/2008                              5/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               5/25/2008                              6/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               6/25/2008                              7/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               7/25/2008                              8/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               8/25/2008                              9/25/2008                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               9/25/2008                              10/25/2008                               4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               10/25/2008                             11/25/2008                               4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               11/25/2008                             12/25/2008                               4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               12/25/2008                             1/25/2009                                4.575
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
               1/25/2009                           Termination Date                            4.575
-----------------------------------------------------------------------------------------------------------------------
The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount:                             To be determined in accordance with the following formula:
                                             The greater of
                                             (1) the product of (a) the Notional Amount  multiplied by (b) the Floating
                                             Rate Day  Count  Fraction  multiplied  by (c) the  applicable  Floor  Rate specified on Schedule A minus the Floating Rate Option; and
                                             (2) 0

Floating Rate Option:                        USD-LIBOR-BBA, provided however, that if the Floating Rate Option for any
                                             Calculation Period is lower than rate as shown in Floor Rate Schedule B, the Floating Rate Option for such Calculation Period shall be deemed equal to the rate as shown in Floor Rate Schedule B.

---------------------------------------- ------------------------------------ ------------------------------------------
FLOOR RATE SCHEDULE B:

PERIOD START DATE (FROM AND INCLUDING):      PERIOD END DATE (UP TO BUT            FLOOR RATE (PERCENT PER ANNUM):
                                                     EXCLUDING):
---------------------------------------- ------------------------------------ ------------------------------------------
             Effective Date                            7/25/2007                                4.557
               7/25/2007                               8/25/2007                                4.512
               8/25/2007                               9/25/2007                                4.465
               9/25/2007                              10/25/2007                                4.422
               10/25/2007                             11/25/2007                                4.381
               11/25/2007                             12/25/2007                                4.350
               12/25/2007                              1/25/2008                                4.316
               1/25/2008                               2/25/2008                                4.285
               2/25/2008                               3/25/2008                                4.259
               3/25/2008                               4/25/2008                                4.290
               4/25/2008                               5/25/2008                                4.317
               5/25/2008                               6/25/2008                                4.341
               6/25/2008                               7/25/2008                                4.365
               7/25/2008                               8/25/2008                                4.396
               8/25/2008                               9/25/2008                                4.424
               9/25/2008                              10/25/2008                                4.447
               10/25/2008                             11/25/2008                                4.476
               11/25/2008                             12/25/2008                                4.504
               12/25/2008                              1/25/2009                                4.532
               1/25/2009                           Termination Date                             4.556

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Following Business Day Convention.

Designated Maturity:                         One Month

Spread:                                      None

Floating Rate Day Count Fraction:            30/360

Floating Rate Payer Period End Dates:        25 January, 25 February,  25 March, 25 April, 25 May, 25 June, 25 July, 25
                                             August,  25 September,  25 October,  25 November and 25 December,  in each
                                             year,   from  and  including  25  July  2007,  up  to  and  including  the
                                             Termination  Date,  subject to adjustment in accordance  with the Business
                                             Day Convention specified immediately below.

Floating Rate Payer Payment Dates:           Early Payment shall be  applicable.  The Floating Rate Payer Payment Dates shall be two Business  Days prior to each  Floating  Rate Payer Period End
                                             Date.

Reset Dates:                                 First day of each Calculation Period.

Business Day Convention:                     Following

B.  ADDITIONAL PROVISIONS

(i)      "Specified Transaction" will be inapplicable to UBS AG and the Counterparty for any purpose.

(ii)     The  "Breach of  Agreement"  provisions  of Section  5(a)(ii) of the ISDA Form will be  applicable  to UBS AG and inapplicable to the Counterparty.

(iii)    The "Credit  Support  Default"  provisions of Section  5(a)(iii) of the ISDA Form will be  inapplicable to UBS AG
         (except  with  respect  to any  credit  support  that  Party A provides  pursuant  to the  Ratings  Event in this
         Confirmation) and the Counterparty.

(iv)     The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG.

(v)      The "Default Under  Specified  Transaction"  provisions of Section  5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi)     The "Cross  Default"  provisions  of Section  5(a)(vi)  of the ISDA Form will be  inapplicable  to UBS AG and the
         Counterparty.

(vii)    The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) of the ISDA Form will be  inapplicable  to UBS AG and the Counterparty.

(viii)   The "Automatic Early  Termination"  provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix)     SEVERABILITY.  If any term, provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect as if this  Agreement  had  been  executed  with the  invalid  or  unenforceable  portion  eliminated,  so long as this
         Agreement as so modified continues to express,  without material change,  the original  intentions of the parties as to the  subject  matter  of this  Agreement  and the  deletion  of such  portion  of this  Agreement  will not substantially  impair the  respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision  will not be applicable  if any provision of Section 2, 5, 6 or 13 (or any  definition or provision in Section 14 to the extent it relates to, or is used in or in connection  with,  such section) is held to be invalid or  unenforceable,  provided,  further,  that the parties agree to first use reasonable  efforts to amend the  affected  provisions  of Section 2, 5, 6 or 13 (or any  definition  or  provision in Section 14 to the extent it  relates  to, or is used in or in  connection  with,  such  section)  so as to  preserve  the  original intention of the parties.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term, provision,  covenant or  condition  with a valid or  enforceable  term,  provision,  covenant or  condition,  the economic  effect of which comes as close as possible to that of the  invalid or  unenforceable  term,  provision, covenant or condition.

(x)      CONSENT TO  RECORDING.  Each party hereto  consents to the  recording,  at any time and from time to time, by the other party of any and all  communications  between  officers or  employees  of the  parties,  waives any further notice of such recording, and agrees to notify its officers and employees of such recording.

(xi)     WAIVER OF JURY TRIAL.  EACH PARTY  IRREVOCABLY  WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING
         IN CONNECTION WITH THIS AGREEMENT,  ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION.  EACH
         PARTY ALSO  ACKNOWLEDGES  THAT THIS  WAIVER IS A MATERIAL  INDUCEMENT  TO THE OTHER  PARTY'S  ENTERING  INTO THIS
         AGREEMENT.

(xii)    FULLY PAID  TRANSACTION.  Notwithstanding  the terms of Sections 5 and 6 of the Agreement,  if  Counterparty  has
         satisfied  all of its  payment  obligations  under  Section  2(a)(i)  of  the  Agreement  with  respect  to  this
         Transaction,  and  unless  UBS AG is  required  to  return  (whether  pursuant  to an order  of a court  with due authority  to cause UBS AG to be  required to return any such  payment to  Counterparty  (or any duly  authorized representative  thereof) or whether otherwise  pursuant to appropriate  proceedings to return to Counterparty (or any  duly  authorized  representative  thereof))  or UBS AG  otherwise  returns  to  Counterparty  (or  any  duly authorized  representative  thereof) upon demand of Counterparty (or any duly authorized  representative thereof)
         any portion of such payment,  then:  (a) the  occurrence  of an event  described in Section 5(a) of the Agreement with  respect  to  Counterparty  shall not  constitute  an Event of Default or  Potential  Event of Default  with respect to Counterparty as the Defaulting  Party in respect of this  Transaction and (b) UBS AG shall be entitled to designate an Early  Termination  Date  pursuant to Section 6 of the  Agreement in respect of this  Transaction only as a result of a  Termination  Event set forth in Section  5(b)(i)  with  respect to UBS AG as the  Affected
         Party. For purposes of the Transaction to which this Confirmation  relates,  Counterparty's only obligation under
         Section  2(a)(i)  of the  Agreement  is to pay the Fixed  Amount on the Fixed Rate Payer  Payment  Date,  each as defined in this Confirmation.

(xiii)   GOVERNING  LAW.  The  parties to this  Agreement  hereby  agree that the law of the State of  StateplaceNew  York shall govern their rights and duties in whole without  regard to the conflict of law  provisions  thereof  (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xiv)    NON-RECOURSE.  Notwithstanding  any provision  herein or in the ISDA Form to the  contrary,  the  obligations  of
         Counterparty  hereunder are limited recourse  obligations of  Counterparty,  payable solely from the Trust Estate
         (as  defined in the  Pooling  and  Servicing  Agreement)  and the  proceeds  thereof  to  satisfy  Counterparty's obligations  hereunder.  In the event that the Trust  Estate  and  proceeds  thereof  should be  insufficient  to satisfy all claims  outstanding  and following the  realization of the Trust Estate and the  distribution  of the proceeds  thereof in accordance  with the Pooling and Servicing  Agreement,  any claims against or obligations of
         Counterparty  under the ISDA Form or any other confirmation  thereunder,  still outstanding shall be extinguished and thereafter not revive.
..
(xv)     SET-OFF.  Notwithstanding  any provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment  or  performance  of any  obligation  between it and the other  party  hereunder  against  any obligation  between it and the other party under any other  agreements.  The  provisions for Set-off set forth in
         Section 6(e) of the Agreement  shall not apply for purposes of this  Transaction;  provided,  however,  that upon the  designation  of any Early  Termination  Date,  in addition to, and not in  limitation  of any other right or remedy under  applicable  law, UBS AG may, by notice to Counterparty  require  Counterparty to set off any sum or obligation that UBS AG owed to  Counterparty  against any collateral  currently held by Counterparty  that UBS AG has posted to Counterparty,  and Counterparty  shall effect such setoff promptly,  if and to the extent permitted to do so under applicable law,  provided that  Counterparty's  exercise of this setoff is not stayed or otherwise delayed by order of any court,  regulatory  authority or other  governmental  agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi)    PROCEEDINGS.  UBS AG  covenants  and  agrees  that it will not  institute  against  or join any  other  person in instituting  against the  Counterparty any bankruptcy,  reorganization,  arrangement,  insolvency,  winding up or liquidation  proceedings,  or  other  proceedings  under  any  United  States  federal  or  state  law,  or other bankruptcy,  insolvency,  liquidation,  or similar  law,  in  connection  with any  obligations  relating to this
         Transaction  or  otherwise  prior  to the  date  that is one  year  and one day or,  if  longer,  the  applicable preference  period after all the  Certificates  (as defined  below) have been paid in full;  provided,  that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding  filed  independently  of UBS
         AG, from joining any other person,  including without limitation the Trustee, in any bankruptcy,  reorganization, arrangement,  insolvency,  moratorium,  liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law. The provisions of this paragraph  shall remain  effective  following the scheduled or early termination of this Transaction.

(xvii)   With respect to the Counterparty only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

(xviii)     MULTIBRANCH PARTY.  For the purpose of Section 10(c) of the Agreement:

         (i) UBS AG is not a Multibranch Party and may act only through its CityplaceLondon branch

         (ii) Counterparty is not a Multibranch Party.

(xix)    OFFICES.  Section 10(a) of the ISDA Form shall apply with respect to UBS AG.

(xx)     PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

         (i)      Market Quotation will apply.
         (ii)     The Second Method will apply.

(xxi)    EVENT OF DEFAULT RELATING TO BANKRUPTCY.   Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.

(xxii)   "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the
         Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxiii)   COMPLIANCE WITH REGULATION AB.

   (a)   UBS AG agrees and  acknowledges  that  Residential  Accredit  Loans,  Inc. (the  "Depositor")  is required  under
   Regulation AB under the  Securities Act of 1933, as amended,  and the Securities  Exchange Act of 1934, as amended (the
   "Exchange  Act")  ("Regulation  AB"), to disclose  certain  financial  information  regarding UBS AG,  depending on the aggregate  "Significance  Percentage"  (as  defined  in Item 1115 of  Regulation  AB) of all  Transactions  under  this
   Agreement,  together  with any other  transactions  that fall  within the  meaning of  "derivative  contracts"  for the purposes of Item 1115 of Regulation AB between UBS AG and  Counterparty,  as calculated from time to time in accordance with the Calculation Methodology (as defined below).

   (b)   It shall be a  disclosure  event  ("Disclosure  Event")  if,  on any  Business  Day after  the date  hereof,  the
   Depositor notifies UBS AG the Significance  Percentage has reached one of the thresholds for significance of derivative contracts set forth in Item 1115 of Regulation AB (based on a reasonable  determination by the Depositor, in good faith and using the Calculation Methodology, of such Significance Percentage).

   (c)Upon  the  occurrence  of a  Disclosure  Event,  UBS AG, at its own  expense,  shall  provide to the  Depositor  the applicable Financial Disclosure (as defined below).

   (d)   In the  alternative to  subparagraph  (c) above,  upon the occurrence of a Disclosure  Event or at any time after complying with subparagraph (c) above, UBS may at its option and own expense,  (1) secure another entity to replace UBS
   AG as party to this Agreement on terms  substantially  similar to this Agreement and subject to prior  notification  to the Rating Agencies,  which entity (or a guarantor  therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies  the Rating  Agency  Condition)  and which  entity is able to comply  with the  requirements  of Item 1115 of
   Regulation AB or (2) obtain a guaranty of UBS AG's  obligations  under this  Agreement from an affiliate of UBS AG that is able to comply with the financial  information  disclosure  requirements  of Item 1115 of  Regulation  AB, such that disclosure  provided in respect of the affiliate  will satisfy any  disclosure  requirements  applicable to UBS AG, and cause such affiliate to provide Financial Disclosure.  If permitted by Regulation AB, any required Financial Disclosure may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

   (e)   UBS AG agrees that, in the event that UBS AG provides  Financial  Disclosure to the Depositor in accordance  with paragraph (c) above,  or causes its  affiliate to provide  Financial  Disclosure  to the  Depositor in accordance  with paragraph  (d)(2) above,  it will indemnify and hold harmless the Depositor,  its respective  directors or officers and any person  controlling  the  Depositor,  from and against any and all losses,  claims,  damages and  liabilities  (any
   "Damage")  caused by any untrue  statement or alleged  untrue  statement of a material fact contained in such Financial
   Disclosure  or caused by any  omission  or alleged  omission  to state in such  Financial  Disclosure  a material  fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading.

   (f)   Depositor  shall be an express  third party  beneficiary  of this  Agreement  as if it were a party hereto to the extent of Depositor's rights explicitly specified herein.

   (g)   In the event that UBS AG provides the information  referred to above,  such information  shall be provided within
   10 Business Days after the Disclosure Event.

   (h)   For the  purposes  of this  subparagraph  (xxiii) any terms not  defined  herein or in the 2000 ISDA  Definitions shall have the meaning set forth in Regulation AB.

   For the purposes hereof:

   "CALCULATION METHODOLOGY" means such method for determining maximum probable exposure of a derivative contract  in a manner consistent with Regulation AB as reasonably determined by Depositor in good faith.

   "FINANCIAL DISCLOSURE" means the financial information specified in Item 1115 of Regulation AB relating to the applicable Significance Percentage.

(xxiv)   FORM OF NOTICES.  Section 12(a)(ii) of the ISDA Form shall be deleted in its entirety.

(xxv)    "Specified Entity" will be inapplicable to UBS AG and the Counterparty for any purpose.

(xxvi)   "Termination Currency" means United States Dollars.

(xxvii)  GROSS UP.  Section  2(d)(i)(4)  shall not apply to  Counterparty  as X, and Section  2(d)(ii)  shall not apply to
Counterparty as Y, such that Counterparty shall not be required to pay any additional amounts referred to therein.

(xxviii) Netting of Payments.  The parties  agree that  subparagraph  (ii) of  Section2(c ) of the ISDA Form will apply to the Transaction.

C.  ADDITIONAL TERMINATION EVENTS:

The following Additional Termination Events will apply to UBS AG:

1.       RATINGS  EVENT.  If a Ratings  Event or Subsequent  Ratings Event (as defined  below) has occurred and UBS AG has not complied with the requirements  set forth in the succeeding  paragraphs , then an Additional  Termination  Event shall have  occurred  with  respect to UBS AG and UBS AG shall be the sole  Affected  Party with  respect to such an  Additional
Termination Event.

         RATING AGENCY DOWNGRADE:

         If a Ratings  Event  occurs  with  respect to UBS AG,  then UBS AG shall,  at its own  expense,  (i) assign  this
         Transaction  hereunder to a third party within thirty (30) days of such Ratings  Event that meets or exceeds,  or as to which any applicable  credit support  provider meets or exceeds,  the Approved Rating Threshold (as defined below) on terms  substantially  similar to this  Confirmation  or (ii)  deliver  collateral  in a form and amount acceptable to Fitch,  Moody's and S&P (each a "Rating Agency" and  collectively,  the "Rating  Agencies")  within thirty  (30) days of such  Ratings  Event and  subject to written  confirmation  from the  Rating  Agencies  that delivery of such  collateral in the context of such downgrade will not result in a withdrawal,  qualification  or downgrade of the then current ratings  assigned to the  Certificates.  For the avoidance of doubt, a downgrade of the rating on Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-QO7
         (the "Certificates") could occur in the event that UBS AG does not post sufficient collateral.

         For purposes of this Transaction, a "Ratings Event" shall occur with respect to UBS AG if:

(i)      its short-term  unsecured and unsubordinated  debt rating (the "Short Term Rating") is withdrawn or reduced to or below "P-2" by Moody's and its long term  unsecured and  unsubordinated  debt rating (the "Long Term
                      Rating") is  withdrawn  or reduced to or below "A3" by  Moody's;  or if UBS AG no longer has a Short
                      Term Rating, its Long Term Rating is reduced to or below "A2";

(ii)     its Short Term Rating is reduced below "A-1" by S&P or its Long Term Rating is reduced below "A+" by S&P; or

(iii)    its Long Term Rating is withdrawn or reduced below "A" by Fitch.

              The ratings in (i), (ii) and (iii) are referred to as the "Approved  Ratings  Threshold  (unless,  within 30 days after such withdrawal or downgrade each Rating Agency has  reconfirmed  the rating of the  Certificates which were in effect immediately prior to such withdrawal or downgrade).

         Further,  a "Subsequent  Ratings Event" shall occur if: (i) Party A's Short Term Rating is reduced below "A-3" or its Long Term Rating is reduced below "BBB-".  In the case of a Subsequent  Ratings Event,  Party A shall, at its sole  expense  and within 10  Business  Days assign  this  Transaction  hereunder  to a third party that meets or exceeds,  or as to which any applicable  credit support provider meets or exceeds,  the Approved Rating Threshold
         (as defined below) on terms substantially similar to this Confirmation.

For the purposes hereof:

         "Fitch" means Fitch Ratings, Inc.

         "Moody's" means Moody's Investors Service, Inc.

         "S&P" means Standard & Poor's Rating Services, a division of the Mc-Graw Hill Companies, Inc.

2.       DISCLOSURE  EVENT. If upon the occurrence of a Disclosure Event (as defined in paragraph  (xxiii) above),  UBS AG has not,  within  10  Business  Days  after  such  Disclosure  Event,  complied  with any of the  provisions  set forth in paragraph  (xxiii) then a  Termination  Event shall have  occurred with respect to UBS AG with UBS AG as the sole Affected
Party with respect to such Termination Event.

D.  TRANSFER, AMENDMENT AND ASSIGNMENT:

No transfer,  amendment,  waiver,  supplement,  assignment or other modification of this Transaction shall be permitted by either party unless the Rating Agency  Condition shall have been satisfied;  provided,  however,  that except with respect to a transfer at the direction of UBS AG, nothing in this  provision  shall impose any obligation on UBS AG to give notice to any rating agency.

For the purposes hereof,  "Rating Agency  Condition" means with respect to any particular  proposed act or omission to act hereunder,  that the party  acting or failing to act has  consulted  with each of S&P,  Moody's & Fitch then  providing  a rating of the  Certificates  and received  written  confirmation  that the proposed  action or inaction  would not cause a downgrading or withdrawl of the then-current rating of the Certificates.

E.  PAYER TAX REPRESENTATIONS

For the purposes of Section 3(e) of the Master Agreement,  UBS AG will make the following  representation and Counterparty will not make the following  representation:  it is not required by any applicable law, as modified by the practice of any relevant  governmental  revenue  authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of the Master  Agreement)
to be made by it to the  other  party  under  this  Agreement.  In  making  this  representation,  it may  rely on (i) the accuracy  of any  representations  made by the other  party  pursuant to Section  3(f) of the Master  Agreement,  (ii) the
satisfaction  of the  agreement  contained in Section  4(a)(i) or 4(a)(iii) of the Master  Agreement  and the accuracy and effectiveness  of any document  provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and
(iii) the  satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,  provided that it shall not be a breach of this  representation  where  reliance  is placed  on  clause  (ii) and the other  party  does not deliver a form or document  under  Section  4(a)(iii) of this  Agreement  by reason of material  prejudice to its legal or commercial position.

F.  PAYEE TAX REPRESENTATIONS

     FOR THE PURPOSE OF SECTION 3(F) OF THE ISDA FORM, neither party makes any representations.

G.  AGREEMENT TO DELIVER DOCUMENTS

For purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

PARTY REQUIRED TO             FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO BE
DELIVER DOCUMENT                                                     DELIVERED

UBS AG and Counterparty       Any form or document required or       Promptly upon
                              reasonably requested to allow the      reasonable demand by
                              other party to make payments           the other party.
                              without any deduction or
                              withholding for or on account of
                              any Tax, or with such deduction or
                              withholding at a reduced rate.
Counterparty                  One duly executed and completed        Promptly upon
                              U.S. Internal Revenue Service Form     reasonable demand by
                              W-9 (or successor thereto)             the other party

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/                          DATE BY WHICH TO          COVERED BY SECTION 3(D)
DOCUMENT                    CERTIFICATE                             BE DELIVERED              REPRESENTATION
UBS AG                      Any documents required by the           Upon the execution and    Yes
                            receiving party to evidence the         delivery of this
                            authority of the delivering party       Agreement and such
                            for it to execute and deliver this      Confirmation
                            Confirmation and to evidence the
                            authority of the delivering party
                            to perform its obligations under
                            this Agreement or the Transaction
                            governed by this Confirmation
UBS AG                      A certificate of an authorized          Upon the execution and    Yes
                            officer of the party, as to the         delivery of this
                            incumbency and authority of the         Confirmation
                            respective officers of the party
                            signing this Confirmation
UBS AG                      Opinion of Counsel for UBS AG           No later than 15 days     No
                                                                    after closing

H.  RELATIONSHIP BETWEEN PARTIES:

Each party will be deemed to  represent to the other party on the date on which it enters into this  Transaction  that (in the absence of a written  agreement between the parties which expressly  imposes  affirmative  obligations to the contrary for this Transaction):

(a)  Non-Reliance.  UBS AG is acting for its own account and, with respect to the  Counterparty,  the Trustee is executing this  Agreement as Trustee on behalf of the Trust pursuant to the Pooling and Servicing  Agreement,  and each has made its own independent  decisions to enter into this  Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such  advisers as it has deemed  necessary.  Each party is not relying on any  communication  (written or oral) of the other party as investment advice or as a recommendation to enter into this
Transaction;  it being  understood  that  information  and  explanations  relating  to the  terms and  conditions  of this
Transaction  shall  not  be  considered  investment  advice  or a  recommendation  to  enter  into  this  Transaction.  No communication  (written or oral)  received  from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.  Notwithstanding  the foregoing,  the Counterparty has entered into this Transaction pursuant to the direction received by it under the Pooling and Servicing Agreement.

(b)  Assessment and  Understanding.  Each party is capable of assessing the merits of and  understands  (on its own behalf or through  independent  professional  advice),  and accepts,  the terms,  conditions and risks of this Transaction.  Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the  Parties.  Neither  party is acting as a fiduciary  for or as an adviser to the other in respect of this
Transaction.

(d)      Eligible  Contract  Participant.  Each party  constitutes  an  "eligible  contract  participant"  as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

I.  TRUSTEE CAPACITY:

It is expressly  understood  and agreed by the parties  hereto that (i) this  Confirmation  is executed  and  delivered by
Deutsche Bank Trust  Company  Americas,  not in its  individual  capacity,  but solely as Trustee with respect to the RALI
Series  2006-QO7  Trust (the  "Trust")  under the  Pooling  and  Servicing  Agreement  in the  exercise  of the powers and authority  conferred  upon and vested in it thereunder and pursuant to  instruction  set forth  therein,  (ii) each of the representations,  undertakings and agreements  herein made on the part of the Trust is made and intended not as a personal representation,  undertaking  or agreement  by the  Trustee,  but is made and intended for the purpose of binding only the
Trust,  (iii)  nothing  herein  contained  shall be  construed as imposing any  liability on the Trustee  individually  or personally,  to perform any covenant  either  express or implied  contained  herein,  all such  liability,  if any,  being expressly  waived by the parties  hereto and by any Person  claiming  by,  through or under the parties  hereto,  and (iv)
under no  circumstances  shall the  Trustee  in its  individual  capacity  be  personally  liable  for the  payment of any indebtedness  or expenses or be personally  liable for the breach or failure of any obligation,  representation,  warranty or covenant  made or  undertaken  by the Trust under this  Confirmation  or any other  related  documents  (other than the
Trustee's express obligations under the Pooling and Servicing Agreement).

References in this clause to "a party" shall,  in the case of UBS AG and where the context so allows,  include  references to any affiliate of UBS AG.

ACCOUNT DETAILS FOR UBS AG:
Currency:                             USD
Correspondent Bank:                   UBS AG, STAMFORD BRANCH
Swift Address:                        UBSWUS33XXX
Favour:                               UBS AG LONDON BRANCH
Swift Address:                        UBSWGB2LXXX
Account No:                           101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

J.  OFFICES

The office of UBS AG for the Interest Rate Floor Transaction is London; and
The office of Counterparty for the Interest Rate Floor Transaction is:  Santa Ana, California,
USA

K.  CONTACT NAMES AT UBS AG:
Payment Inquiries                         Elisa Doctor                               Email: DL-USOTCRATES-SETTS@ubs.com

                                                                                     Phone: 203.719.1110
Pre Value Payments:                       Pre Value Payment Investigations:          203.719.1110
Post Value Payments:                      Post Value Payment Investigations:         203.719.1110
Confirmation Queries:                     Confirmation Control:                      203.719.3373
ISDA Documentation:                       Credit Risk Management:                    212.713.1170
Swift:                                    UBSWGB2L
Fax:                                      203.719.0274
Address:                                  UBS AG
                                          100 Liverpool Street
                                          London EC2M 2RH

ADDRESS FOR NOTICES OR COMMUNICATIONS TO THE COUNTERPARTY:

Deutsche Bank Trust Company Americas
1741East St. Andrew Place
Santa Ana, California 92705
Attention: Trust Administration - RALI 2006-QO7

Payments to Counterparty:

Deutsche Bank National Trust Company
ABA Number: 021-001-003
Account Number: 01419663
Account Name: NYLTD Funds Control - Stars West
Ref: RALI 2006-QO7

(For all purposes)

Please  confirm that the foregoing  correctly  sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile  substantially  similar to this letter, which  letter or  facsimile  sets forth the  material  terms of the  Transaction  to which this  Confirmation  relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:          /s/ Christopher Dingle                   By:         /s/ Jonathan McTernan

Name :        Christopher Dingle                      Name  :     Jonathan McTernan
Title :       Associate Director                      Title:      Associate Director

Acknowledged and Agreed by Deutsche Bank Trust Company Americas,  not individually but solely as Trustee on behalf of the RALI Series 2006-QO7 Trust
By:  /s/ Amy Stoddard

Name :        Amy Stoddard
Title :       Authorized Signatory

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services
Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.